EXHIBIT (10)(26)

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of January 27, 2009, by and among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC" and/or “Commission”) under the Securities Act of 1933, as amended (the "1933 Act").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscribers in the aggregate, shall purchase for $100,000 (the "Purchase Price") promissory notes of the Company (“Note” or “Notes”) at an original issue discount of 20% for the principal amount of up to $120,000 (“Note Principal”), in the form annexed hereto as Exhibit A; and share purchase warrants (the “Warrants”), in the form annexed hereto as Exhibit B, to purchase shares of Common Stock (the “Warrant Shares”).  The Notes and Shares of the Company’s Common Stock, $.001 par value (the “Common Stock”) issuable upon conversion of the Notes (“Shares”), the Warrants and the Warrant Shares issuable upon exercise of the Warrants are collectively referred to herein as the “Securities”; and

WHEREAS, the aggregate proceeds of the sale of the Notes contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties, substantially in the form annexed hereto as Exhibit C (the "Escrow Agreement").

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1.           Closing.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Subscriber shall purchase and the Company shall sell to the Subscribers Notes in the principal amount of $120,000.  The “Closing Date” shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price is transmitted by wire transfer or otherwise to or for the benefit of the Company.

2.           Security Interest.   On or about October 23, 2007, certain lenders were granted a security interest in the assets of the Company, including ownership of the Subsidiaries (as defined in Section 5(a) of this Agreement) and in the assets of the Subsidiaries, which security interest was memorialized in a “Security Agreement” and “Collateral Agent Agreement” dated October 23, 2007, as amended on or about January 8, 2008 and September 29, 2008, respectively.  The Subsidiaries guaranteed the Company’s obligations under the Transaction Documents [as defined in Section 5(c)].   Such guaranties were memorialized in a “Subsidiary Guaranty”.  The Security Agreement and Collateral Agent Agreement are hereby amended to include the Subscribers and the Company agrees that the Subscribers are hereby made parts to the Security Agreement and Collateral Agent Agreement as Lenders therein and their interests in the Obligations (as defined in the Security Agreement) are pari pasu in proportion to their specific Obligation amounts and of equal priority with each other.   The Company will execute such other agreements, documents and financing statements reasonably requested by the Subscribers to memorialize and further protect the security interest described herein, which will be filed at the Company’s expense with the jurisdictions, states and counties designated by the Subscribers.  The Company will also execute all such documents reasonably necessary in the opinion of Subscribers to memorialize and further protect the security interest described herein.

3.           Warrants.    On the Closing Date, the Company will issue and deliver Class A Warrants to the Subscribers.  One Class A Warrant will be issued for each Share which would be issued on the Closing Date assuming the complete conversion of the Note on the Closing Date at the Conversion Price.   The exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be equal to $0.05, subject to reduction as described in the Class A Warrant.  The Class A Warrants shall be exercisable until five years after the issue date of the Warrants.  Each holder of the Warrants is granted the registration rights set forth in this Agreement.  The Warrant exercise price and number of Warrant Shares issuable upon exercise of the Warrants shall be equitably adjusted to offset the effect of stock splits, stock dividends, and similar events, and as otherwise described in this Agreement and the Warrant.

                        4.           Subscriber Representations and Warranties.  Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

(a)           Organization and Standing of the Subscribers.  If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.  Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Notes being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents  or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Information on Company.   Such Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's audited financial statements for the period ended March 31, 2008 filed on July 2, 2008 and unaudited financial statements for the period ended September 30, 2008 filed on November 19, 2008 (hereinafter referred to collectively as the "Reports").  Such financial statements were prepared pursuant to Generally Accepted Accounting Principles in the United States and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries, if any, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial adjustments.  In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)           Information on Subscriber.  Such Subscriber is, and will be at the time of the conversion of the Notes, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate.

(f)           Purchase of Notes and Warrants.  On the Closing Date, such Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)           Compliance with Securities Act.   Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of such Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Such Subscriber will comply with all applicable rules and regulations in connection with the sales of the Securities including laws relating to short sales.

(h)           Shares Legend.   The Shares, and the Warrant Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i)           Warrants Legend.  The Warrants shall bear the following
or similar legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(j)           Note Legend.  The Note shall bear the following legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

(k)           Communication of Offer.  The offer to sell the Securities was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(l)           Authority; Enforceability.  This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by such Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and such Subscriber has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by such Subscriber relating hereto.

(m)           Restricted Securities.   Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(n)           No Governmental Review.  Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(o)           Correctness of Representations.  Each Subscriber represents only as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(p)           Survival.  The foregoing representations and warranties shall survive the Closing Date.

5.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)           Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  The Company’s Subsidiaries as of the Closing Date are set forth on Schedule 5(a).

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Note, the Warrants, Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company, and Subsidiaries (as applicable) and are valid and binding agreements of the Company and Subsidiaries, and are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Additional Issuances.   There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or Subsidiaries or other equity interest in the Company except as described on Schedule 5(d).  The Common Stock of the Company on a fully diluted basis outstanding as of the last Business Day preceding the Closing Date is set forth on Schedule 5(d).

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder has been unanimously approved by the Company’s Board of Directors.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

(iii)           except as described in Schedule 5(d), result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

           (iv)           will result in the triggering of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)           The Securities.  The Securities upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)           have been, or will be, duly and validly authorized, and upon exercise of the Warrants, the Warrant Shares will be duly and validly issued, fully paid and non-assessable;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)           will not subject the holders thereof to personal liability by reason of being such holders; and

            (v)           assuming the representations warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)           No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j)           Information Concerning Company.  The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

(k)           Stop Transfer.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and if so required only if contemporaneous notice of such instruction is given to the Subscriber.

(l)           Defaults.   The Company is not in violation of its articles of incorporation or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m)           No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board (“Bulletin Board”) which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings or issuances which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(n)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(o)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since the date of the most recent financial statements of the Company contained in the Reports and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 5(o).

(p)           No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(q)   Capitalization.  The authorized and outstanding capital stock of the Company and Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth in the Reports or on Schedule 5(d).  Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries.

(r)           Dilution.   The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.

(s)   No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(t)           Investment Company.   Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u)           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(v)           DTC Status.   The Company’s transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(v) hereto.

(w)           Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act.  The Company is not a “shell company” as that term is employed in the 1933 Act.

(x)           Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Notes hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(y)           Company Predecessor and Subsidiaries.   The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (l), (o), (p), (q), (s), (t), and (u) of this Agreement, as same relate to the Subsidiary of the Company.  All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors.  The Company represents that it owns 100% of the outstanding equity of the Subsidiaries and rights to receive equity of the Subsidiaries free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(d).  No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries.

(z)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(AA)           Survival.  The foregoing representations and warranties shall survive the Closing Date.

6.           Regulation D Offering/Legal Opinion.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers.  A form of the legal opinion is annexed hereto as Exhibit D.  The Company will provide, at the Company's expense, such other legal opinions, if any, as are reasonably necessary  in each Subscriber’s opinion for the issuance and resale of the Common Stock issuable upon exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

7.1.           Conversion of Note.

(a)           Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.  The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend.  If and when a Subscriber sells the Shares, assuming (i) a registration statement including such Shares for registration filed with the Commission is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) such Subscriber or its agent confirms in writing to the transfer agent that such Subscriber has complied with the prospectus delivery requirements, the Company will reissue the Shares without restrictive legend and the Shares will be free-trading, and freely transferable.  In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend indefinitely, if pursuant to Rule 144(b)(1)(i) of the 1933 Act, or for 90 days if pursuant to the other provisions of Rule 144 of the 1933 Act, provided that Subscriber delivers all reasonably requested representations in support of such opinion.

(b)           A Subscriber will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement.  Such Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied.  Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM Eastern Time (“ET”) (or if received by the Company after 6 PM ET then the next business day) shall be deemed a “Conversion Date.”  The Company will itself or cause the Company’s transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to such Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (such third day being the "Delivery Date").  In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber.   A Note representing the balance of the Note not so converted will be provided by the Company to such Subscriber if requested by Subscriber, provided such Subscriber delivers the original Note to the Company.

(c)           The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively later than the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to such Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount (and proportionately for other amounts) being converted of the corresponding Shares which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares within seven (7) business days after the Delivery Date or make payment within seven (7) business days after the Mandatory Redemption Payment Date (as defined in Section 7.2 below), such Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and such Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

7.2.           Mandatory Redemption at Subscriber’s Election.  In the event (i) the Company is prohibited from issuing Shares, (ii) upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement), that continues for more than twenty (20) business days, (iii) a Change in Control (as defined below), or (iv) of the liquidation, dissolution or winding up of the Company, then at the Subscriber's election, the Company must pay to each Subscriber ten (10) business days after request by each Subscriber (“Calculation Period”), a sum of money determined by multiplying up to the outstanding principal amount of the Note designated by each such Subscriber by 120%, plus accrued but unpaid interest ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by each Subscriber on the same date as the Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.  Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the ten day period prior to the actual receipt of the Mandatory Redemption Payment by a Subscriber shall be credited against the Mandatory Redemption Payment.  For purposes of this Section 7.2, “Change in Control” shall mean (i) the Company no longer having a class of shares publicly traded or listed on a Principal Market, (ii) the Company  becoming a Subsidiary of another entity (other than a corporation formed by the Company for purposes of reincorporation in another U.S. jurisdiction), (iii) a majority of the board of directors of the Company as of the Closing Date, no longer serving as directors of the Company, except due to natural causes (which shall include, termination of such directors by the holders of more than 50% of the equity outstanding as of the Closing Date), and (iv) the sale, lease or transfer of substantially all the assets of the Company or its Subsidiaries.

           7.3.           Maximum Conversion.  No Subscriber shall be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by such Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by such Subscriber and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder.  Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversions by the Subscriber may exceed 9.99%.  The Subscriber may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days’ prior written notice to the Company.  Such Subscriber may allocate which of the equity of the Company deemed beneficially owned by such Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

7.4.           Injunction Posting of Bond.  In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

           7.5.           Buy-In.   In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if after seven (7) business days after the Delivery Date such Subscriber or a broker on such Subscriber’s behalf purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which such Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay in cash to such Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) such Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty.  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay such Subscriber $1,000 plus interest. Such Subscriber shall provide the Company written notice and evidence indicating the amounts payable to such Subscriber in respect of the Buy-In.

7.6           Adjustments.   The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Notes and exercise of the Warrants shall be equitably adjusted and as otherwise described in this Agreement, the Notes and Warrants.

7.7.           Redemption.    The Notes shall not be redeemable or callable by the Company except as described in the Note and Warrants.

8.           Due Diligence Fee/Legal Fees.

(a)           Due Diligence Fee.   The Company will pay a due diligence fee (“Due Diligence Fee”) to the lead investor or its designees (each a “Due Diligence Fee Recipient”) as described on Schedule 8(a).  The aggregate Due Diligence Fee shall be equal to ten percent (10%) of the Purchase Price.  The Due Diligence Fee will be payable in the form of a Note substantially similar to the Notes issued to Subscribers.

           (b)           Subscriber’s Legal Fees.   The Company shall pay to Grushko & Mittman, P.C., a cash fee of $3,750 (“Cash Legal Fees”) as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes (the “Offering”).  The Subscribers’ Legal Fees and expenses will be payable out of funds held pursuant to the Escrow Agreement on the Closing Date.  Grushko & Mittman, P.C. will be reimbursed on the Closing Date for all lien searches, filing fees, and printing and shipping costs for the closing statements to be delivered to Subscribers.

9.           Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Stop Orders.  The Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)           Listing/Quotation.  The Company shall promptly secure the quotation or listing of the Shares and Warrant Shares upon the Principal Market each national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Securities are outstanding.  The Company will maintain the quotation or listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Select Market, Nasdaq Global Market, the Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.  As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

(c)           Market Regulations.  The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d)           Filing Requirements.  From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date, (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1), or (iii) the Notes are no longer outstanding (the date of occurrence of the last such event being the “End Date”), the Company will (A) cause its Common Stock to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, and (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements.  The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said acts until the End Date.  Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.  The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e)           Use of Proceeds.   The proceeds of the Offering will be employed by the Company as described on Schedule 9(e).  Except as described on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on a Closing Date.  For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company.

(f)           Reservation.   On or before April 30, 2009, and at all times thereafter, the Company shall have reserved, pro rata, on behalf of each holder of a Note, Common Stock or Warrant, from its authorized but unissued Common Stock, a number of common shares equal to 150% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes, Common Stock and interest and 100% of the Warrant Shares issuable upon exercise of the Warrants.

(g)           DTC Program.  At all times that Notes and Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock a participant in the Depository Trust Company Automated Securities Transfer Program.

(h)           Taxes.  From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(i)           Insurance.  From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(j)           Books and Records.  From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(k)           Governmental Authorities.   From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(l)           Intellectual Property.  From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(m)           Properties.  From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(n)           Confidentiality/Public Announcement.  From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K and the registration statement or statements regarding the Subscribers’ securities or in correspondence with the SEC regarding same, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon five days prior notice to Subscriber.  In any event and subject to the foregoing, the Company undertakes to file a Form 10-SB, Form 8-K or make a public announcement describing the Offering not later than the business day after the Closing Date.  Prior to filing or announcement, such Form 10-SB, Form 8-K or public announcement will be provided to Subscribers for their review and approval.  In the Form 10-SB, Form 8-K or public announcement, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing.  Upon  delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while a Note is held by such Subscribers, unless the  Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company  shall within one business day after any such delivery publicly disclose such  material,  nonpublic  information on a Report on Form 10-SB, Form 8-K or otherwise. In the event that the Company believes that a notice or communication to a Subscriber contains material, nonpublic information, relating to the Company or Subsidiaries, the Company shall so indicate to such Subscriber contemporaneously with delivery of such notice or information.  In the absence of any such indication, such Subscriber shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

           (o)           Non-Public Information.  The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to keep such information in confidence.  The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(p)           Negative Covenants.   So long as a Note is outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)           create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for:  (A) the Excepted Issuances (as defined in Section 12 hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a “Permitted Lien”);

                                                (ii)           amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscriber;

(iii)           repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents.

(iv)           engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or

(v)           prepay or redeem any financing related debt or past due obligations outstanding as of the Closing Date.

(q)           Seniority.   Except for Permitted Liens and as otherwise provided for herein, until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary, superior to any right of the holder of a Note in or to such assets.

(r)           Notices.   For so long as the Subscribers hold any Securities, the Company will maintain as United States address and United States fax number for notices purposes under the Transaction Documents.

10.           Covenants of the Company Regarding Indemnification.  The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

11.1.           Delivery of Unlegended Shares.

(a)           Within seven business days (such seventh business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or Warrant Shares, or any other Common Stock held by a Subscriber have been sold pursuant to a registration statement, if any, or Rule 144, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or a Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.  In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the Company’s transfer agent an opinion permitting removal of the legend indefinitely if pursuant to Rule 144(b)(1).

(b)           In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company will cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)           The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  In the event damages are payable pursuant to the foregoing sentence, then the Subscriber may elect to receive liquidated damages under this Section 11.1(c) or Section 12(g) below.  If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.1 for an aggregate of 30 days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed 30 day period and the denominator of which is the purchase price of the Shares or exercise price of such Warrant Shares during such 30 day period, multiplied by the purchase price of the Shares or exercise price of such Warrant Shares (“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d)            In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within three business days after the Unlegended Shares Delivery Date and the Subscriber or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(e)           In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.1 or Warrant Shares upon exercise of Warrants and the Company is required to deliver such Unlegended Shares pursuant to Section 11.1 or the Warrant Shares pursuant to the Warrant, the Company may not refuse to deliver Unlegended Shares or Warrant Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Shares and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the final unappealable disposition of the litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

11.2.           In the event commencing one hundred and eighty-one (181) days after the Closing Date and ending five years thereafter, the Subscriber is not permitted to resell any of the Shares or Warrant Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1) under the 1933 Act or any successor rule (a “144 Default”), for any reason except for Subscriber’s status as an Affiliate or “control person” of the Company, then the Company shall pay such Subscriber as liquidated damages (“Liquidated Damages”) and not as a penalty an amount equal to one percent (1%) for the first day of such occurrence and one percent (1%) for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) thereafter of the purchase price of the Shares or Warrant Shares owned by the Subscriber during the pendency of the 144 Default.

12.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Attitude Drinks Inc., 10415 Riverside Drive, Suite 101, Palm Beach Gardens, FL 33410, Attn: Roy Warren, CEO and President, telecopier: (561) 799-5039, with a copy by telecopier only to: Weed & Co., LLP, 4695 MacArthur Court, Suite 1430, Newport Beach, CA 92660, Attn: Rick Weed, Esq., telecopier number: (949) 475-9087, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier: (212) 697-3575.

 (b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 12(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)           Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g)           Damages.   In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(h)           Consent.   As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than 75% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscribers on the date consent is requested.

(i)           Limit on Liability.   In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Shares.

(j)           Equal Treatment.   No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

(k)           Maximum Payments.   Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(l)           Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(m)           Successor Laws.  References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.  A successor rule to 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

[THIS SPACE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

ATTITUDE DRINKS INC.
a Delaware corporation

By /s/ Roy G. Warren
Name: Roy G. Warren
Title:   President/CEO

Dated: January 27, 2009

SUBSCRIBER	NOTE PRINCIPAL AMOUNT	PURCHASE PRICE
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196 _______________________________________________ (Signature) By:	$60,000.00	$50,000.00

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

ATTITUDE DRINKS INC.
a Delaware corporation

By /s/ Roy G. Warren
Name: Roy G. Warren
Title:   President/CEO

Dated: January 27, 2009

SUBSCRIBER	NOTE PRINCIPAL AMOUNT	PURCHASE PRICE
WHALEHAVEN CAPITAL FUND LIMITED 560 Sylvan Avenue Englewood Cliffs, N.J. 07632 Fax: (201) 586-0258 _______________________________________________ (Signature) By:	$60,000.00	$50,000.00

LIST OF EXHIBITS AND SCHEDULES

Exhibit A            Form of Note

Exhibit B            Form of Warrant

Exhibit C            Escrow Agreement

Exhibit D            Form of Legal Opinion

Exhibit E             Form of Lock Up Agreement  (was not referenced in the Subscription Agreement)

Schedule 5(a)    Subsidiaries

Schedule 5(d)    Additional Issuances / Capitalization / Reset Rights

Schedule 5(o)    Undisclosed Liabilities

Schedule 5(v)    Transfer Agent

Schedule 8(a)    Due Diligence Fee

Schedule 8(c)            Subscribers’ Legal Fees

Schedule 9(e)    Use of Proceeds

Schedule 9(s)    Lock Up Agreement Providers

SCHEDULES

to Subscription Agreement dated January 26, 2009

Schedule 5(a) Subsidiaries

Attitude Drink Company, Inc., a Delaware corporation, is a wholly owned subsidiary and has 50,000,000 shares of common stock, $.001 par value, of which 100,000 shares are issued and outstanding and held of record by the Company

SCHEDULE 5(d) Additional Issuances / Capitalization / Reset Rights

Capital Structure

As of January 20, 2009, the Company has 120,000,000 shares consisting of 100,000,000 shares of common stock, $.001 par value, of which 10,875,488 shares are issued and outstanding and 20,000,000 shares of preferred stock, $.001 par value, of which no shares are issued and outstanding.

The Company has the following commitments for additional issuance of its common stock (Each an Excepted Issuance under the Transactions Documents)

The Company created the 2007 Stock Compensation and Incentive Plan and reserved 1,000,000 shares of its common stock for issuance in the form of stock options or shares to employees, consultants and advisors that perform services for the Company.  As of January 20, 2009, 452,521 shares have been issued from this plan, leaving 574,479 shares to be issued in the future based on the approval of the Board of Directors.

The Company issued 350,000 stock options at an exercise price of $.65 to Nutraceutical Discoveries as part of a sub-license agreement.

The Company has a binding agreement with an NHRA drag race team for the 2008 NHRA racing season in which the company will pay the racing team a total of $1,300,000 with $300,000 in cash and the rest to be paid in shares of common stock.  To date, 1,000,000 shares have been issued towards payment of this commitment.  Additional shares (up to 500,000) may be issued to meet the company’s obligations at the end of the current racing season (November, 2008).

The Company has commitments to issue up to 15,000,000 shares of its common stock to employees and consultants.

The Company has commitments to issue up 1,430,000 shares underlying stock options to existing employees of the Company.

As part of the Second Modification, Waiver and Consent Agreement, the Company has or will issue 3,500,000 shares of common stock to two persons, 2,800,000 shares to Momona Capital and 700,000 shares to EFCOR.

Further, as part of the Second Modification, Waiver and Consent Agreement, the Company has reduced the “Fixed Conversion Price” on the Secured Convertible Notes from $.33 per share to $.05 per share and reduced the “Purchase Price” under the Class A Warrants from $.50 per share to $.05 per share for Secured Convertible Notes and Class A Warrants held by ROY WARREN ($100,000), ALPHA CAPITAL ANSTALT ($903,334), WHALEHAVEN CAPITAL FUND LIMITED ($360,000), MONARCH CAPITAL FUND LTD. ($200,000), MAHONEY ASSOCIATES ($217,674), CMS CAPITAL, ($72,558), and MOMONA CAPITAL LLC ($21,768).

Common Stock Warrants:

As of January 20, 2009, the Company had the following outstanding warrants:

	Grant Date	Expiration Date	Warrants/ Options Granted	Exercise Price
Issued Class A Warrants:
October, 2007 Convertible Notes Financing	10/23/2007	10/22/2012	2,818,181	0.50
January, 2008 Investment Banker Agreement	1/1/2008	12/31/2012	125,000	0.50
February, 2008 Convertible Notes Financing	2/15/2008	2/14/2013	1,515,151	0.50
April, 2008 Bridge Loans Financing	4/2-15/2008	4/1-13/2011	500,000	0.50
April, 2008 Finders Fees	4/14/2008	4/13/2013	62,500	0.50
May, 2008 Investment Banker Fees	5/19/2008	5/18/2013	37,500	0.50
May, 2008 Bridge Loan	5/19/2008	5/18/2011	100,000	0.50
June, 2008 Debt Extensions	6/23/2008	6/22/2011	150,000	0.50
June, 2008 Debt	6/26/2008	6/25/2013	303,030	0.50
July, 2008 Debt Extensions	7/14/2008	7/13/2008	150,000	0.50
August, 2008 Debt	8/5/2008	8/4/2011	100,000	0.50
September, 2008 Debt	9/29/2008	9/28/2013	566,667	0.50
December 2008 Debt	12/18/2008	12/17/2013	141,667
Total issued Class A Warrants			6,,569,696

Other Issued Warrants:
Supply Agreement	4/16/2008	4/15/2013	100,000	0.75
			Warrants/ Options Granted	Exercise Price
Unissued Class B Warrants (i):
October, 2007 Convertible Notes Financing			2,818,181	0.75
January, 2008 Investment Banker Financing			125,000	0.75
February, 2008 Convertible Notes Financing			1,515,151	0.75
April, 2008 Bridge Loans Financing			500,000	0.75
April, 2008 Finders Fees			62,500	0.75
May, 2008 Investment Banker Fees			37,500	0.75
May, 2008 Bridge Loan			100,000	0.75
June, 2008 Debt Extensions			150,000	0.75
June, 2008 Debt			303,030	0.75
July, 2008 Debt Extensions			150,000	0.75
August, 2008 Debt			100,000	0.75
September, 2008 Debt			566,667	0.75
December 2008 Debt			141,667
Total unissued Class B warrants			6,569,696

TOTAL WARRANTS			13,239,392

Options to Purchase Common Stock

As of January 20, 2009, the Company had the following stock options outstanding:

350,000 stock options at an exercise price of $.65 per share expiring August 18, 2013.

Additional Issuances, subject to receipt of Waivers from all Interested Parties.

As a condition precedent to the Closing, the Company shall have received a Waiver, Consent, and Modification Agreement from each of the following persons:

Roy Warren
Alpha Capital Anstalt
Whalehaven Capital Fund Ltd
Monarch Capital Fund Ltd
Mahoney Associates
Momona Capital LLC
CMS Capital

Under the Waiver, Consent and Modification Agreement from each person, the Company shall be permitted to issue up to Fifteen Million Five Hundred Thousand (15,000,000) shares of common stock, at any price whatsoever, without violating any rights of first refusal or triggering any resets or adjustments to the exercise price or number of warrants, options, or shares as the case may be.  Moreover, the due date of any outstanding debt instrument (whether current or in default) shall be extended to July 1, 2009 or such later date as the Company and each person agrees.

Concurrent with Closing, the Company shall get a waiver of default and extension of the due date on Bridge Loan Notes until April 30, 2009 from the following persons.

Steven W. Stock
Allen J. Hawley
The Opportunity Fund LLC
Capital City Consulting Group
H. John Buckman

SCHEDULE 5(o) Undisclosed Liabilities

None

SCHEDULE 5(v) Transfer Agent

The current transfer agent is

Florida Atlantic Stock Transfer
Attention: Mr. Rene Garcia, President
7130 Nob Hill Road
Tamarac, FL 33321

Telephone 954-726-4954
Facsimile 954-726-6305

The transfer agent is NOT a participant in the DTC Automated Securities Transfer Program.  See Section 9(f) of the Subscription Agreement.

SCHEDULE 8(a) Due Diligence Fee

10% of Purchase Price to be paid by the issuance of a Note.

SCHEDULE 8(c) Subscriber’s Legal Fees

$3,750, plus out of pocket for wires, lien search, shipping, etc.

SCHEDULE 9(e) Use of Proceeds

Gross Amount	Closing
$100,000
less Due Diligence Fee	$10,000 (Paid with a Note)
less Subscriber’s Legal Fees	$3,750

Net to Company	$96,250

Working Capital	$96,250

SCHEDULE 9(s)  Lock Up Agreement Providers

No signed agreements. Was not produced or assembled although Exhibit E, Form of Lockup Agreement, was included in the Subscription Agreement.

EXHIBIT E
LOCKUP AGREEMENT

This AGREEMENT (the "Agreement") is made as of the ____ day of January, 2009, by ______________________ ("Holder"), in connection with his ownership of shares of Attitude Drinks Inc., a Delaware corporation (the "Company").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.           Background.

a.           Holder is the beneficial owner of the amount of shares of the Common Stock, $.001 par value, of the Company (“Common Stock”) designated on the signature page hereto.

b.           Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements with subscribers to the Company’s Notes, some of which are convertible into Common Stock (“Notes”) and Warrants (the “Subscribers”).  Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to obtain on behalf of the Subscribers an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the sooner of (i) one year after the Closing Date (as defined in the Subscription Agreement), or (ii) the Notes are no longer outstanding (the "Restriction Period"), except as described below.

2.           Share Restriction.

a.           Holder hereby agrees that during the Restriction Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as described on Schedule9(s) to the Subscription Agreement, other than in connection with an offer made to all shareholders of the Company in connection with merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b.           Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into Common Stock will be subject to the provisions of this Agreement.

c.           Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.           Miscellaneous.

a.           At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

c.           The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.           This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.           This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

f.           The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:
________________________________
  (Signature of Holder)
________________________________
  (Print Name of Holder)

Number of Shares of Common Stock
Beneficially Owned ________________________________
COMPANY:

ATTITUDE DRINKS INC.

By:____________________________________

[FORM OF LEGAL OPINION]

January 26, 2009

TO:	The Persons identified on Schedule A to the Subscription Agreement:

We have acted as counsel to Attitude Drinks, Inc., a Delaware corporation (the “Company”) and Attitude Drink Company, Inc., a Delaware corporation, (the “Subsidiary”) in connection with the offer and sale by the Company of secured promissory notes in the principal amount of up to $120,000 principal amount of promissory notes (the "Notes") and 2,400,000 Class A Common Stock Purchase Warrants (the “Warrants”) to the Subscribers identified on Schedule A to the Subscription Agreement, pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act) as set forth in Regulation D ("Regulation D") promulgated thereunder. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the subscription agreement (the "Agreement") by and between the Company and Subscribers entered into at or about the date hereof.  The Agreement, and the agreements described below are sometimes hereinafter referred to collectively as the "Documents".

In connection with the opinions expressed herein, we have made such examination of law as we considered appropriate or advisable for purposes hereof.  As to matters of fact material to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties as to factual matters contained in and made by the Company and the Subscribers pursuant to the Documents and upon certificates and statements of certain government officials and of officers of the Company as described below.  We have also examined originals or copies of certain corporate documents or records of the Company as described below:

(a)          Form of Subscription Agreement
(b)          Form of Secured Convertible Note
(c)          Form of Funds Escrow Agreement
(c)          Forms of Class A and Class B Common Stock Purchase Warrant
(d)          Form of Second Modification, Waiver and Consent Agreement
(e)          Certificate of Incorporation of the Company as amended
(f)           Bylaws of the Company
(g)	Minutes of the action of the Company’s Board of Directors, including unanimous Board of Directors approval of the Documents, a copy of which is annexed hereto.
(h)	Security Agreement
(i)	Subsidiary Guaranty

In rendering this opinion, we have, with your permission, assumed: (a) the authenticity of all documents submitted to us as originals; (b) the conformity to the originals of all documents submitted to us as copies; (c) the genuineness of all signatures; (d) the legal capacity of natural persons; (e) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all of such documents; (f) the due authorization, execution and delivery of all such documents by Subscriber, and the legal, valid and binding effect thereof on Subscriber; and (g) that the Company and the Subscriber will act in accordance with their respective representations and warranties as set forth in the Documents.

We are members of the bar of the State of California..   We express no opinion as to the laws of any jurisdiction other than Delaware and the federal laws of the United States of America.  We express no opinion with respect to the effect or application of any other laws.  Special rulings of authorities administering any of such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein. For purposes of this Opinion, we have made the assumption that the laws of the State of New York are substantially similar to the laws of the State of California.

1.           The Company and Subsidiary are duly incorporated, validly existing and in good standing in the State of Delaware; have qualified to do business in each state and jurisdiction where required unless the failure to do so would not have a material impact on their operations; and have the requisite corporate power and authority to conduct their businesses, and to own, lease and operate their properties.

2.           The Company and each Subsidiary have the requisite corporate power and authority to execute, deliver and perform its obligations under the Documents.  The Documents, and the issuance of the Notes and Warrants and the reservation and issuance of Common Stock issuable upon conversion of the Notes and exercise of the Warrants issuable upon the Closing Date have been (a) duly approved by the Board of Directors of the Company and each Subsidiary, as required, and (b) all of the foregoing, when issued pursuant to the Agreement and upon delivery, shall be validly issued and outstanding, fully paid and non assessable.

3.           The execution, delivery and performance of the Documents by the Company and Subsidiary and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

(a)           Violate the provisions of the Certificate of Incorporation or bylaws of the Company or  Subsidiary; or

(b)           To the best of counsel's knowledge, violate any judgment, decree, order or award of any court binding upon the Company or  Subsidiary.

4.           The Documents constitute the valid and legally binding obligations of the Company and  Subsidiary and are enforceable against the Company and Subsidiary in accordance with their respective terms.

5.           The Notes, Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants,  have not been registered under the Securities Act of 1933, as amended (the "Act") or under the laws of any state or other jurisdiction, and are or will be issued pursuant to a valid exemption from registration.

6.           The holders of the Notes, Warrants and Common Stock issuable upon conversion of the Notes and exercise of the Warrants  will not be subject to the provisions of the anti-takeover statutes of Delaware and New York.

7.           The Company and Subsidiary have either obtained the approval of the transactions described in the Documents from its shareholders, or no such approval is required

8.           The Subscriber has been granted valid security interests in the Collateral (as defined in the Security Agreement) pursuant to the Documents, enforceable against the Debtors identified therein in accordance with their respective terms and provisions, and to the extent such Collateral may be perfected  by the filing of financing statements, then upon the due and timely filing of Uniform Commercial Code financing statements respecting the Company, with the Secretary of State of the State of Delaware, those security interests will be perfected in such Collateral to the extent described in those statements.

9.           The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Documents, including without limitation as a result of the Company’s issuance of the Notes, Warrants and Common Stock issuable upon conversion of the Notes, Warrants and Common Stock issuable upon exercise of the Warrants and the Subscribers’ ownership of the Notes, Warrants and Common Stock issuable upon exercise of the Warrants.

Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

A.           The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

B.           Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

C.           This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitation, and this opinion letter should be read in conjunction therewith.

This opinion is rendered as of the date first written above, is solely for your benefit in connection with the Agreement and may not be relief upon or used by, circulated, quoted, or referred to nor may any copies hereof by delivered to any other person without our prior written consent.  We disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

Very truly yours,

FORM OF NOTE

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

Principal Amount	Issue Date: January ___, 2009
Purchase Price:

SECURED CONVERTIBLE NOTE

FOR VALUE RECEIVED, ATTITUDE DRINKS, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to  (the "Holder") or order, without demand, the sum of                     , with interest accruing thereon, on July ___, 2009 (the "Maturity Date"), if not retired sooner.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the “Other Holders”) of convertible promissory notes (the “Other Notes”), dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement.  Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I

GENERAL PROVISIONS

1.1           Interest Rate.   Interest payable on this Note shall accrue at the annual rate of fifteen percent (15%) and be payable on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

1.2           Payment Grace Period.  The Borrower shall have a five (5) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of twenty percent (20%) per annum.

1.3           Conversion Privileges.  The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default.  The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred, the Borrower may not pay this Note, without the consent of the Holder, until one year after the later of the date the Event of Default has been cured or one year after the Maturity Date.

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ARTICLE II

CONVERSION RIGHTS

The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share (“Common Stock”) as set forth below.

2.1.           Conversion into the Borrower's Common Stock.

(a)           The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Fixed Conversion Price"), determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Exhibit A, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note, if any, through the Conversion Date directly to the Holder on or before the Delivery Date.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b) Subject to adjustment as provided in Section 2.1(c) hereof, the fixed conversion price per share shall be equal to $0.05 (“Fixed Conversion Price”).

(c)            The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.           Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

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C.           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event..

D.           Share Issuance.   If at any time while this Note is outstanding, the Borrower shall agree to or issue (the “Lower Price Issuance”) any shares of Common Stock or securities convertible into or exercisable directly or indirectly for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Fixed Conversion Price, then the Fixed Conversion Price shall automatically be reduced to such other Lower Price Issuance.  For purposes of the adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock (other than Excepted Issuances) shall result in the adjustment of the Conversion Price where such right to convert is at a price lower than the applicable Fixed Conversion Price.  Common Stock issued or issuable by the Borrower for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 2.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 150% of the amount of shares of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

2.2           Method of Conversion.  This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement.  Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

2.3.           Maximum Conversion.  The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99%.  The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder.  The Holder may waive the conversion limitation described in this Section 2.3, in whole or in part, upon and effective after 61 days prior written notice to the Borrower to increase such percentage to up to 9.99%.

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2.4.           Mandatory Conversion.  Provided an Event of Default or an event which with the passage of time or giving of notice could become an Event of Default has not occurred, then, until the Maturity Date, the Borrower will have the option by written notice to the Holder (“Notice of Mandatory Conversion”) of compelling the Holder to convert all or a portion of the outstanding and unpaid principal of the Note and accrued interest, thereon, into Common Stock at fifty percent (50%) of the Fixed Conversion Price, as adjusted, then in affect (“Mandatory Conversion”). The Notice of Mandatory Conversion, which notice must be given on the first day following twenty (20) consecutive trading days (“Lookback Period”) during which the closing price for the Common Stock as reported by Bloomberg, LP for the Principal Market shall be greater than Five Dollars ($5.00) each such trading day and during which twenty (20) trading days, the daily trading volume as reported by Bloomberg L.P. for the Principal Market is greater than 100,000 shares. The date the Notice of Mandatory Conversion is given is the “Mandatory Conversion Date.” The Notice of Mandatory Conversion shall specify the aggregate principal amount of the Note which is subject to Mandatory Conversion.  Mandatory Conversion Notices must be given proportionately to all Holders of Notes. The Borrower shall reduce the amount of Note principal subject to a Notice of Mandatory Conversion by the amount of Note Principal and interest for which the Holder had delivered a Notice of Conversion to the Borrower during the twenty (20) trading days preceding the Mandatory Conversion Date. Each Mandatory Conversion Date shall be a deemed Conversion Date and the Borrower will be required to deliver the Common Stock issuable pursuant to a Mandatory Conversion Notice in the same manner and time period as described in the Subscription Agreement.  A Notice of Mandatory Conversion may be given only in connection with an amount of Common Stock which would not cause a Holder to exceed the 4.99% (or if increased, 9.99%) beneficial ownership limitation set forth in Section 2.3 of this Note.

2.5.           Reservation.   On or before April 30, 2009, Borrower will reserve from its authorized and unissued Common Stock to provide for the issuance of Common Stock upon full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

ARTICLE III

EVENT OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

3.1           Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due.

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3.2           Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, Transaction Documents or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

3.3           Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Documents, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

3.4           Receiver or Trustee.  The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

3.5           Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

3.6           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within 45 days of initiation.

3.7   Delisting.   Delisting of the Common Stock from any Principal Market; failure to comply with the requirements for continued listing on a Principal Market for a period of seven (7) consecutive trading days; or notification from a Principal Market that the Borrower is not in compliance with the conditions for such continued listing on such Principal Market.

3.8           Non-Payment.   A default by the Borrower under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than twenty days after the due date, unless the Borrower is contesting the validity of such obligation in good faith and has segregated cash funds equal to not less than one-half of the contested amount.

3.9           Stop Trade.  An SEC or judicial stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

3.10           Failure to Deliver Common Stock or Replacement Note.  Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Sections 7 and 11 of the Subscription Agreement, or, if required, a replacement Note.

3.11           Reservation Default.   Failure by the Borrower to have reserved for issuance upon conversion of the Note the amount of Common stock as set forth in this Note, and the Subscription Agreement.

3.12           Financial Statement Restatement.  The restatement of any financial statements filed by the Borrower with the Securities and Exchange Commission for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect.

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3.13           Other Note Default.  The occurrence of any Event of Default under any other Note between Borrower and Holder.

3.14           Cross Default.  A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement to which Borrower and Holder are parties which is not cured after any required notice and/or cure period.

ARTICLE IV

SECURITY INTEREST

4.         Security Interest/Waiver of Automatic Stay.   This Note is secured by a security interest granted to the Collateral Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.  The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder.  The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

ARTICLE V

MISCELLANEOUS

5.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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5.2           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Borrower to: Attitude Drinks Inc., 10415 Riverside Drive, Suite 101, Palm Beach Gardens, FL 33410, Attn: Roy Warren, CEO and President, telecopier: (561) 799-5039, with a copy by telecopier only to: Weed & Co., LLP, 4695 MacArthur Court, Suite 1430, Newport Beach, CA 92660, Attn: Rick Weed, Esq., telecopier number: (949) 475-9087, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

5.3           Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5           Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

               5.6           Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, including, but not limited to, New York statutes of limitations.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York.  Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.  This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Borrower by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or Borrower’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

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5.7           Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

            5.8.           Construction.   Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9           Redemption.  This Note may not be redeemed or called without the consent of the Holder except as described in this Note or the Subscription Agreement.

5.10           Shareholder Status.  The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note.  However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

5.11           Non-Business Days.   Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the ____ day of January, 2009.

ATTITUDE DRINKS INC.

By:________________________________
           Name:
           Title:

WITNESS:

______________________________________

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NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Attitude Drinks Inc. on January ___, 2009 into Shares of Common Stock of Attitude Drinks Inc. (the “Borrower”) according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:______________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of Attitude Drinks Inc.

___________________________________________

Shares To Be Delivered:_________________________________________________________________

Signature:____________________________________________________________________________

Print Name:__________________________________________________________________________

Address:_____________________________________________________________________________

   ____________________________________________________________________________

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FORM OF WARRANT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Right to Purchase _________ shares of Common Stock of Attitude Drinks Inc. (subject to adjustment as provided herein)

CLASS A COMMON STOCK PURCHASE WARRANT

No. 2009-A-001	Issue Date: January ___, 2009

ATTITUDE DRINKS INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received,   , or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the “Expiration Date”), up to _________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.05.   The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price."  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price for some or all of the Warrants, temporarily or permanently.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of January ___, 2009, entered into by the Company and the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall include Attitude Drinks Inc. and any corporation which shall succeed or assume the obligations of Attitude Drinks Inc. hereunder.

(b)           The term “Common Stock” includes (a) the Company's Common Stock, $0.001 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

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1.           Exercise of Warrant.

1.1.           Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.           Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.  The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.           Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

1.4.           Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, Nasdaq Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, LLC, then the average of the closing or last sale prices, respectively, reported for the ten trading days immediately preceding the Determination Date;

(b)           If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Market, Nasdaq Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, LLC, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the ten trading days immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below and Section 3.1, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

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1.5.           Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.           Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

            1.7           Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

           1.8           Buy-In.  In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, within seven (7) business days after the Warrant Share Delivery Date and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

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2.           Cashless Exercise.

(a)           Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)           Subject to the provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
          A

Where           X=           the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date, or Fair Market Value, whichever is less

B=	Purchase Price (as adjusted to the date of such calculation)

(c)           The Holder may employ the cashless exercise feature described in Section (b) above at any time.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

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3.           Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1.           Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company  effects any merger or  consolidation  of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in (1) a transaction where the consideration paid to the holders of the Common Stock consists solely of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the 1934 Act, or (3) a transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, cash equal to the Black-Scholes Value.  For purposes of any such exercise, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  “Black-Scholes Value” shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of  consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (iii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

3.2.           Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.  Such property shall be delivered only upon payment of the Warrant exercise price.

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3.3.           Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

3.4           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  The reduction of the Purchase Price described in this Section 3.4 is subject to the provisions of, and in addition to the other rights of the Holder described in, the Subscription Agreement.  The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.4 be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.4 be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4 be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4 be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

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5.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.           Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.           Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.           Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.

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11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.           Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  if to the Company, to: Attitude Drinks Inc., 10415 Riverside Drive, Suite 101, Palm Beach Gardens, FL 33410, Attn: Roy Warren, CEO and President, telecopier: (561) 799-5039, with a copy by telecopier only to: Weed & Co., LLP, 4695 MacArthur Court, Suite 1430, Newport Beach, CA 92660, Attn: Rick Weed, Esq., telecopier number: (949) 475-9087, and (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant, with a copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

14.           Law Governing This Warrant.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Holder waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ATTITUDE DRINKS INC. By: /s/ Roy G. Warren Name:

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Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)
TO:  ATTITUDE DRINKS INC.
The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___           ________ shares of the Common Stock covered by such Warrant; or
___           the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___           $__________ in lawful money of the United States; and/or
___           the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___           the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is _________________________________________________
_________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant) (Address)

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Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of ATTITUDE DRINKS INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of ATTITUDE DRINKS INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________ Signed in the presence of: (Name) ACCEPTED AND AGREED: [TRANSFEREE] (Name)	(Signature must conform to name of holder as specified on the face of the warrant) (address) (address)

FUNDS ESCROW AGREEMENT

This Agreement is dated as of the 27th  day of January, 2009 among Attitude Drinks Inc., a Delaware corporation (the "Company"), the parties identified on Schedule A hereto (each a “Subscriber”, and collectively “Subscribers”), and Grushko & Mittman, P.C. (the "Escrow Agent"):

W I T N E S S E T H:

WHEREAS, the Company and Subscribers have entered into Subscription Agreements calling for the sale by the Company to the Subscribers of Notes and Warrants for an aggregate Purchase Price of up to $100,000; and

WHEREAS, the parties hereto require the Company to deliver the Notes and Warrants against payment therefor, with such Notes, Warrants and the Escrowed Funds to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement.  Whenever used in this Agreement, the following terms shall have the following respective meanings:

▪ "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

▪ “Collateral Agent Agreement” shall have the meaning set forth in Section 2 of the Subscription Agreement;

▪ “Closing Date” shall have the meaning set forth in Section 1 of the Subscription Agreement;

▪ “Due Diligence Fee” shall have the meaning set forth in Section 8(b) and on Schedule 8(b) of the Subscription Agreement;

▪ "Escrowed Payment" means an aggregate cash payment of up to $100,000;

▪ “Guaranty” shall have the meaning set forth in Section 2 of the Subscription Agreement;

▪ “Legal Fees” shall have the meaning set forth in Section 8(c) of the Subscription Agreement;

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▪ “Legal Opinion” shall have the meaning set forth in Section 6 of the Subscription Agreement;

▪ “Note” shall have the meaning set forth in Section 1 of the Subscription Agreement;

▪ “Note Principal” shall mean up to $120,000;

▪ “Purchase Price” shall mean up to $100,000;

▪ “Security Agreement” shall have the meaning set forth in Section 2 of the Subscription Agreement;

▪ "Subscription Agreement" means the Subscription Agreement (and the exhibits thereto) entered into or to be entered into by the parties in reference to the sale and purchase of the Notes and Warrants;

▪ “Warrants” shall have the meaning set forth in Section 3 of the Subscritpion Agreement;

▪ Collectively, the executed Subscription Agreement, Notes, Warrants and Legal Opinion are referred to as "Company Documents"; and

▪ Collectively, the Escrowed Payment and the executed Subscription Agreement are referred to as "Subscriber Documents".

1.2.           Entire Agreement.  This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

1.3.           Extended Meanings.  In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.  The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4.           Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

1.5.           Headings.  The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

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1.6.           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

1.7.           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 1.6 hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

2.1.           Closing Company Deliveries.  On or about the Closing Date, the Company shall deliver to the Escrow Agent the executed and signed Company Documents.

2.2.           Subscriber Deliveries.  On or before the Closing Date, Subscriber shall deliver to the Escrow Agent the Purchase Price, and the executed Subscription Agreement.  The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

Citibank, N.A.
1155 6th Avenue
New York, NY 10036, USA
ABA Number: 0210-00089
For Credit to: Grushko & Mittman, IOLA Trust Account
Account Number: 45208884

2.3.           Intention to Create Escrow Over Company Documents and Subscriber Documents.  The Subscriber and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

2.4.           Escrow Agent to Deliver Company Documents and Subscriber Documents.  The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

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ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

3.1.           Release of Escrow.  Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

(a)           On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscriber and release the Subscriber Documents to the Company except that the Due Diligence Fee will be released to the Due Diligence Fee Recipient and the Legal Fees will be released to the Subscriber’s attorneys.

(b)           All funds to be delivered to the Company shall be delivered on the Closing Date pursuant to the wire instructions to be provided in writing by the Company to the Escrow Agent.

(c)           Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Subscriber, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

(d)           Notwithstanding the above, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order.  Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

3.2.           Acknowledgement of Company and Subscriber; Disputes.  The Company and the Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement.  The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents.  Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscriber.

ARTICLE IV

CONCERNING THE ESCROW AGENT

4.1.           Duties and Responsibilities of the Escrow Agent.  The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

(a)           The Subscriber and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

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(b)           The Subscriber and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement.  The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement.  The Escrow Agent shall owe a duty only to the Subscriber and Company under this Agreement and to no other person.

(c)           The Subscriber and Company jointly and severally agree to reimburse the Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

(d)           The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company.  Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscriber and Company.  If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

(e)           The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof.  The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

(f)           This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(g)           The Escrow Agent shall be permitted to act as counsel for the Subscriber in any dispute as to the disposition of the Company Documents and Subscriber Documents, or in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

(h)           The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

4.2.           Dispute Resolution: Judgments.  Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

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(a)           If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscriber and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement.  The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents.  The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

(b)           The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order.  In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber and Company or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

5.1.           Termination.  This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

5.2.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

(a)           If to the Company, to:

Attitude Drinks Inc.
10415 Riverside Drive, Suite 101
Palm Beach Gardens, FL 33410
Attn: Roy Warren, CEO and President
Fax: (561) 799-5039

With a copy by telecopier only to:

Weed & Co., LLP
4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660
Attn: Rick Weed, Esq.
Fax: (949) 475-9087

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(b)           If to the Subscriber, to: the addresses and fax numbers listed on Schedule A hereto.

(c)           If to the Escrow Agent, to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

5.3.           Interest.  The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.  In the event the Escrowed Payment is deposited in an interest bearing account, the Subscriber shall be entitled to receive any accrued interest thereon, but only if the Escrow Agent receives from the Subscriber the Subscriber’s United States taxpayer identification number and other requested information and forms.

5.4.           Assignment; Binding Agreement.  Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto.  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

5.5.           Invalidity.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

5.6.           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

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5.7.           Agreement.  Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

ATTITUDE DRINKS INC.
the “Company”

                                                                      By: /s/ Roy G. Warren

 “SUBSCRIBERS”

_________________________________________	_________________________________________
ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LIMITED

ESCROW AGENT:

_________________________________________
GRUSHKO & MITTMAN, P.C.

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SCHEDULE A TO FUNDS ESCROW AGREEMENT

SUBSCRIBER	NOTE PRINCIPAL	ESCROWED PAYMENT
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$60,000.00	$50,000.00
WHALEHAVEN CAPITAL FUND LIMITED 560 Sylvan Avenue Englewood Cliffs, N.J. 07632 Fax: (201) 586-0258	$60,000.00	$50,000.00
TOTALS	$120,000.00	$100,000.00

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"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

This Note is issued pursuant to a Second Modification, Waiver and Consent Agreement dated January 27, 2009 whereby Attitude Drinks, Inc. redeemed a Warrant issued to Alpha Capital Anstalt on September 29, 2008 for the right to purchase 566,667 shares and a Warrant issued to Alpha Capital Anstalt on December 18, 2008 for the right to purchase 141,667 shares.

Principal Amount $70,834.00	Issue Date: January 27, 2009

SECURED CONVERTIBLE NOTE

    FOR VALUE RECEIVED, ATTITUDE DRINKS, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to ALPHA CAPITAL ANSTALT, Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein, Fax: 011-42-32323196 (the "Holder") or order, without demand, the sum of Seventy Thousand Eight Hundred and Thirty-Four Dollars ($70,834.00), with interest accruing thereon, on July 27, 2009 (the "Maturity Date"), if not retired sooner.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the “Other Holders”) of convertible promissory notes (the “Other Notes”), dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement.  Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I

GENERAL PROVISIONS

1.1           Interest Rate.   Interest payable on this Note shall accrue at the annual rate of fifteen percent (15%) and be payable on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

1.2           Payment Grace Period.  The Borrower shall have a five (5) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of twenty percent (20%) per annum.

1.3           Conversion Privileges.  The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default.  The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred, the Borrower may not pay this Note, without the consent of the Holder, until one year after the later of the date the Event of Default has been cured or one year after the Maturity Date.

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ARTICLE II

CONVERSION RIGHTS

The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share (“Common Stock”) as set forth below.

2.1.           Conversion into the Borrower's Common Stock.

(a)           The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Fixed Conversion Price"), determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Exhibit A, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note, if any, through the Conversion Date directly to the Holder on or before the Delivery Date.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b) Subject to adjustment as provided in Section 2.1(c) hereof, the fixed conversion price per share shall be equal to $0.05 (“Fixed Conversion Price”).

(c)            The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.           Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

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C.           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event..

D.           Share Issuance.   If at any time while this Note is outstanding, the Borrower shall agree to or issue (the “Lower Price Issuance”) any shares of Common Stock or securities convertible into or exercisable directly or indirectly for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Fixed Conversion Price, then the Fixed Conversion Price shall automatically be reduced to such other Lower Price Issuance.  For purposes of the adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock (other than Excepted Issuances) shall result in the adjustment of the Conversion Price where such right to convert is at a price lower than the applicable Fixed Conversion Price.  Common Stock issued or issuable by the Borrower for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 2.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 150% of the amount of shares of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

2.2           Method of Conversion.  This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement.  Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

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2.3.           Maximum Conversion.  The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99%.  The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder.  The Holder may waive the conversion limitation described in this Section 2.3, in whole or in part, upon and effective after 61 days prior written notice to the Borrower to increase such percentage to up to 9.99%.

2.4.           Mandatory Conversion.  Provided an Event of Default or an event which with the passage of time or giving of notice could become an Event of Default has not occurred, then, until the Maturity Date, the Borrower will have the option by written notice to the Holder (“Notice of Mandatory Conversion”) of compelling the Holder to convert all or a portion of the outstanding and unpaid principal of the Note and accrued interest, thereon, into Common Stock at fifty percent (50%) of the Fixed Conversion Price, as adjusted, then in affect (“Mandatory Conversion”). The Notice of Mandatory Conversion, which notice must be given on the first day following twenty (20) consecutive trading days (“Lookback Period”) during which the closing price for the Common Stock as reported by Bloomberg, LP for the Principal Market shall be greater than Five Dollars ($5.00) each such trading day and during which twenty (20) trading days, the daily trading volume as reported by Bloomberg L.P. for the Principal Market is greater than 100,000 shares. The date the Notice of Mandatory Conversion is given is the “Mandatory Conversion Date.” The Notice of Mandatory Conversion shall specify the aggregate principal amount of the Note which is subject to Mandatory Conversion.  Mandatory Conversion Notices must be given proportionately to all Holders of Notes. The Borrower shall reduce the amount of Note principal subject to a Notice of Mandatory Conversion by the amount of Note Principal and interest for which the Holder had delivered a Notice of Conversion to the Borrower during the twenty (20) trading days preceding the Mandatory Conversion Date. Each Mandatory Conversion Date shall be a deemed Conversion Date and the Borrower will be required to deliver the Common Stock issuable pursuant to a Mandatory Conversion Notice in the same manner and time period as described in the Subscription Agreement.  A Notice of Mandatory Conversion may be given only in connection with an amount of Common Stock which would not cause a Holder to exceed the 4.99% (or if increased, 9.99%) beneficial ownership limitation set forth in Section 2.3 of this Note.

2.5.           Reservation.   On or before April 30, 2009, Borrower will reserve from its authorized and unissued Common Stock to provide for the issuance of Common Stock upon full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

ARTICLE III

EVENT OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

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3.1           Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due.

3.2           Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, Transaction Documents or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

3.3           Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Documents, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

3.4           Receiver or Trustee.  The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

3.5           Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

3.6           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within 45 days of initiation.

3.7 Delisting.   Delisting of the Common Stock from any Principal Market; failure to comply with the requirements for continued listing on a Principal Market for a period of seven (7) consecutive trading days; or notification from a Principal Market that the Borrower is not in compliance with the conditions for such continued listing on such Principal Market.

3.8           Non-Payment.   A default by the Borrower under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than twenty days after the due date, unless the Borrower is contesting the validity of such obligation in good faith and has segregated cash funds equal to not less than one-half of the contested amount.

3.9           Stop Trade.  An SEC or judicial stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

3.10           Failure to Deliver Common Stock or Replacement Note.  Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Sections 7 and 11 of the Subscription Agreement, or, if required, a replacement Note.

3.11           Reservation Default.   Failure by the Borrower to have reserved for issuance upon conversion of the Note the amount of Common stock as set forth in this Note, and the Subscription Agreement.

3.12           Financial Statement Restatement.  The restatement of any financial statements filed by the Borrower with the Securities and Exchange Commission for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect.

5

3.13           Other Note Default.  The occurrence of any Event of Default under any other Note between Borrower and Holder.

3.14           Cross Default.  A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement to which Borrower and Holder are parties which is not cured after any required notice and/or cure period.

ARTICLE IV

SECURITY INTEREST

4.         Security Interest/Waiver of Automatic Stay.   This Note is secured by a security interest granted to the Collateral Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.  The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder.  The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

ARTICLE V

MISCELLANEOUS

5.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6

5.2           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Borrower to: Attitude Drinks Inc., 10415 Riverside Drive, Suite 101, Palm Beach Gardens, FL 33410, Attn: Roy Warren, CEO and President, telecopier: (561) 799-5039, with a copy by telecopier only to: Weed & Co., LLP, 4695 MacArthur Court, Suite 1430, Newport Beach, CA 92660, Attn: Rick Weed, Esq., telecopier number: (949) 475-9087, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

5.3           Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5           Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

               5.6           Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, including, but not limited to, New York statutes of limitations.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York.  Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.  This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Borrower by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or Borrower’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

7

5.7           Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

               5.8.           Construction.   Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9           Redemption.  This Note may not be redeemed or called without the consent of the Holder except as described in this Note or the Subscription Agreement.

5.10           Shareholder Status.  The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note.  However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

5.11           Non-Business Days.   Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 27th day of January, 2009.

ATTITUDE DRINKS INC.

By: /s/ Roy G. Warren
           Name: Roy G. Warren
           Title:   President/CEO

WITNESS:

/s/ Debra L. Lieblong

8

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Attitude Drinks Inc. on January 27, 2009 into Shares of Common Stock of Attitude Drinks Inc. (the “Borrower”) according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:______________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of Attitude Drinks Inc. ___________________________________________

Shares To Be Delivered:_________________________________________________________________

Signature:____________________________________________________________________________

Print Name:__________________________________________________________________________

Address:_____________________________________________________________________________

   ____________________________________________________________________________

9

SECOND MODIFICATION, WAIVER AND CONSENT AGREEMENT

    This second Modification, Waiver and Consent Agreement is made this 27th day of January, 2009 (“Agreement”) among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the signators hereto who are Subscribers under certain Subscription Agreements and additional transaction agreements with the Company dated October 23, 2007 (“Initial Closing”), January 8, 2008 (“Bridge Funding”), February 15, 2008 (“Second Closing”) as amended pursuant to the Modification, Waiver and Consent Agreement dated September 9, 2008 (“Modification Agreement”) and September 29, 2008 (“Alpha Funding”) (collectively “Subscription Agreements”).

WHEREAS, the Company is contemplating an additional investment of an aggregate of $100,000 Purchase Price (“New Financing”) in convertible promissory Notes and Warrants of the Company; and

WHEREAS, the Company is in default of material terms of the Transaction Documents and the Subscribers may elect to exercise their rights to accelerate the Maturity Date of the Notes and foreclose on the Collateral under the Security Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreements) and Modification, Waiver and Consent Agreement.

2.           The undersigned consent to the New Financing and to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement, and Guaranty to include the New Financing and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted, pari pasu among Subscribers and the investors in the New Financing.

3.           Annexed hereto is an Amended Schedule A to the Security Agreement, Guaranty and Collateral Agent Agreement which includes the New Financing.

4.           The undersigned Subscribers to the October 23, 2007, January 8, 2008, February 15, 2008 and September 29, 2008 Subscription Agreement waive the rights granted to them pursuant to Section 12(a), Right of First Refusal, of the Subscription Agreement, only to the extent such rights relate to the New Financing.

5.           The Maturity Date of the Notes is extended to July 1, 2009, subject to acceleration as described in the Transaction Documents.

6.           The Notes issued on January 8, 2008 will be amended as follows:  Article II will be deleted in its entirety and replaced with the following provisions:

ARTICLE II

CONVERSION RIGHTS

The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share (“Common Stock”) as set forth below.

2.1.           Conversion into the Borrower's Common Stock.

(a)           The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Fixed Conversion Price"), determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Exhibit A, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note, if any, through the Conversion Date directly to the Holder on or before the Delivery Date.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b) Subject to adjustment as provided in Section 2.1(c) hereof, the fixed conversion price per share shall be equal to $0.05 (“Fixed Conversion Price”).

(c)            The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.           Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C.           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.           Share Issuance.   If at any time while this Note is outstanding, the Borrower shall agree to or issue (the “Lower Price Issuance”) any shares of Common Stock or securities convertible into or exercisable directly or indirectly for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Fixed Conversion Price, then the Fixed Conversion Price shall automatically be reduced to such other Lower Price Issuance.  For purposes of the adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock (other than Excepted Issuances) shall result in the adjustment of the Conversion Price where such right to convert is at a price lower than the applicable Fixed Conversion Price.  Common Stock issued or issuable by the Borrower for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 2.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 150% of the amount of shares of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

2.2           Method of Conversion.  This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement.  Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

2.3.           Maximum Conversion.  The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99%.  The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder.  The Holder may waive the conversion limitation described in this Section 2.3, in whole or in part, upon and effective after 61 days prior written notice to the Borrower to increase such percentage to up to 9.99%.

       2.4.           Mandatory Conversion.  Provided an Event of Default or an event which with the passage of time or giving of notice could become an Event of Default has not occurred, then, until the Maturity Date, the Borrower will have the option by written notice to the Holder (“Notice of Mandatory Conversion”) of compelling the Holder to convert all or a portion of the outstanding and unpaid principal of the Note and accrued interest, thereon, into Common Stock at fifty percent (50%) of the Fixed Conversion Price, as adjusted, then in affect (“Mandatory Conversion”). The Notice of Mandatory Conversion, which notice must be given on the first day following twenty (20) consecutive trading days (“Lookback Period”) during which the closing price for the Common Stock as reported by Bloomberg, LP for the Principal Market shall be greater than Five Dollars ($5.00) each such trading day and during which twenty (20) trading days, the daily trading volume as reported by Bloomberg L.P. for the Principal Market is greater than 100,000 shares. The date the Notice of Mandatory Conversion is given is the “Mandatory Conversion Date.” The Notice of Mandatory Conversion shall specify the aggregate principal amount of the Note which is subject to Mandatory Conversion.  Mandatory Conversion Notices must be given proportionately to all Holders of Notes. The Borrower shall reduce the amount of Note principal subject to a Notice of Mandatory Conversion by the amount of Note Principal and interest for which the Holder had delivered a Notice of Conversion to the Borrower during the twenty (20) trading days preceding the Mandatory Conversion Date. Each Mandatory Conversion Date shall be a deemed Conversion Date and the Borrower will be required to deliver the Common Stock issuable pursuant to a Mandatory Conversion Notice in the same manner and time period as described in the Subscription Agreement.  A Notice of Mandatory Conversion may be given only in connection with an amount of Common Stock which would not cause a Holder to exceed the 4.99% (or if increased, 9.99%) beneficial ownership limitation set forth in Section 2.3 of this Note.

2.5.           Reservation.   Borrower will reserve from its authorized and unissued Common Stock to provide for the issuance of Common Stock upon full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

7.           The Conversion Price of the Notes and the Purchase Price of the Warrants is equal to $0.05, subject to further reduction as described in the Transaction Documents.

8.           An aggregate 566,667 Class A Warrants issued to Alpha Capital Anstalt on September 29, 2008 will be redeemed by the Company for an aggregate $56,667, payable in the form of Notes substantially similar to the New Notes.

9.           The Subscribers hereby waive all of the defaults under the Transaction Documents through June 30, 2009.

10.           The undersigned consent to the issuance of an aggregate 3,500,000 restricted shares of the Company’s Common Stock to the parties identified on Schedule A hereto.

11.           All other terms of the Transaction Documents shall remain unamended and in full force and effect.

12.           This Agreement constitutes the entire agreement among the parties, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith.  No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

13.           Except as expressly modified pursuant to this Agreement, the terms of each Note remains unchanged and in full force and effect.

14.           This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Agreement may also be executed by either party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Second Modification Agreement as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By: /s/ Roy G. Warren	_______________________________________
Its: President/CEO

OCTOBER 23, 2007 AND FEBRUARY 15, 2008 - “SUBSCRIBERS”	JANUARY 8, 2008 “SUBSCRIBERS”

/s/ Roy G. Warren
_________________________________________	_______________________________________
ROY WARREN	MAHONEY ASSOCIATES

_________________________________________	_______________________________________
ALPHA CAPITAL ANSTALT	CMS CAPITAL

_________________________________________	_______________________________________
WHALEHAVEN CAPITAL FUND LIMITED	MOMONA CAPITAL LLC

_________________________________________
MONARCH CAPITAL FUND LTD.

SEPTEMBER 29, 2008 – “SUBSCRIBER”

_________________________________________
ALPHA CAPITAL ANSTALT

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDER	NOTE PRINCIPAL – OCTOBER 23, 2007 and FEBRUARY 15, 2008 (Initial and Second Closings)	NEW OUTSTANDING NOTE PRINCIPAL AMOUNTS ISSUED ON JANUARY 8, 2008	BRIDGE FUNDING (SEPTEMBER 29, 2008)	NEW FINANCING NOTE PRINCIPALS (JANUARY, 2009)
ROY WARREN 11300 U.S. Highway 1, Suite 207 North Palm Beach, Florida 33408 Fax: (561) 799-5039	$100,000.00	N/A	N/A	N/A
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$600,000.00	N/A	$243,334.00	$60,000.00
WHALEHAVEN CAPITAL FUND LIMITED 3rd Fl., 14 Par-La-Ville Rd. Hamilton, Bermuda HM08 Fax: (201) 782-9327	$300,000.00	N/A	N/A	$60,000.00
MONARCH CAPITAL FUND LTD. Harbour House, 2nd Floor Waterfront Drive, Road Town Tortola, BVI Fax (284) 494-4771	$200,000	N/A	N/A	N/A
MAHONEY ASSOCIATES	N/A	$217,674.00	N/A	N/A
CMS CAPITAL 9612 Van Nuys Blvd. #108 Panorama City, CA 91402 Fax: (818) 907-3372	N/A	$72,558.00	N/A	N/A
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	N/A	$21,768.00	N/A	N/A
TOTALS	$1,200,000.00	$312,000.00	$243,334.00	$120,000.00